Exhibit 99.2

First Quarter

Financial Supplement

March 31, 2017

METLIFE

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

CONSOLIDATED BALANCE SHEETS	7

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	8

U.S.
Statements of Operating Earnings Available to Common Shareholders	9
Group Benefits - Statements of Operating Earnings Available to Common Shareholders	10
Retirement and Income Solutions - Statements of Operating Earnings Available to Common Shareholders	11
Property & Casualty - Statements of Operating Earnings Available to Common Shareholders	12
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	13
Group Benefits - Other Operating Expenses by Major Category and Other Statistical Information	14
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Retirement and Income Solutions - Other Operating Expenses by Major Category and Spread	16
Property & Casualty - Other Operating Expenses by Major Category, Net Written Premiums By Product and Selected Financial Information and Supplemental Data	17

ASIA
Statements of Operating Earnings Available to Common Shareholders	18
Operating Premiums, Fees and Other Revenues; Other Operating Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	20
Other Operating Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21

EMEA
Statements of Operating Earnings Available to Common Shareholders	22
Other Operating Expenses by Major Category and Other Statistical Information	23

METLIFE HOLDINGS
Statements of Operating Earnings Available to Common Shareholders	24
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	25
Other Operating Expenses by Major Category and Spread by Product	26
Other Statistical Information	27

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	28

BRIGHTHOUSE FINANCIAL
Statements of Operating Earnings Available to Common Shareholders	29

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	30
Gross Unrealized Gains and Losses Aging Schedule - Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale	32
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution	33
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	34

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total, U.S., U.S. - Group Benefits, U.S. - Retirement and Income Solutions, U.S. - Property & Casualty,	A-2
Asia, Latin America, EMEA, MetLife Holdings, Corporate & Other and Brighthouse Financial	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Return on Allocated Equity	A-5
Operating Premiums, Fees and Other Revenues, Other Operating Expenses and Operating Earnings Available to Common Shareholders - Constant Currency Basis	A-6
Non-GAAP and Other Financial Disclosures	A-7
Acronyms	A-9

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Revenues
Premiums	$9,693	$9,417	$10,391	$9,652	$9,315	$9,693	$9,315
Universal life and investment-type product policy fees	2,344	2,286	2,296	2,280	2,302	2,344	2,302
Net investment income	4,559	4,887	5,464	5,037	5,196	4,559	5,196
Other revenues	487	487	366	419	374	487	374
Net investment gains (losses)	15	266	257	(367)	8	15	8
Net derivative gains (losses)	1,335	(2,099)	(1,051)	(4,945)	(926)	1,335	(926)
Total revenues	18,433	15,244	17,723	12,076	16,269	18,433	16,269

Expenses
Policyholder benefits and claims	9,678	10,274	10,855	9,997	9,859	9,678	9,859
Interest credited to policyholder account balances	1,326	1,500	1,820	1,636	1,712	1,326	1,712
Policyholder dividends	315	324	312	305	317	315	317
Goodwill impairment	-	-	260	-	-	-	-
Capitalization of DAC	(981)	(915)	(863)	(830)	(796)	(981)	(796)
Amortization of DAC and VOBA	995	121	1,017	508	533	995	533
Amortization of negative VOBA	(99)	(67)	(55)	(48)	(43)	(99)	(43)
Interest expense on debt	312	306	292	291	296	312	296
Other expenses	3,965	3,801	3,537	3,782	3,574	3,965	3,574
Total expenses	15,511	15,344	17,175	15,641	15,452	15,511	15,452
Income (loss) from continuing operations before provision for income tax	2,922	(100)	548	(3,565)	817	2,922	817
Provision for income tax expense (benefit)	719	(214)	(25)	(1,479)	(12)	719	(12)
Income (loss) from continuing operations, net of income tax	2,203	114	573	(2,086)	829	2,203	829
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	2,203	114	573	(2,086)	829	2,203	829
Less: Net income (loss) attributable to noncontrolling interests	2	4	(4)	2	3	2	3
Net income (loss) attributable to MetLife, Inc.	2,201	110	577	(2,088)	826	2,201	826
Less: Preferred stock dividends	6	46	6	45	6	6	6
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,195	$64	$571	$(2,133)	$820	$2,195	$820

Total Premiums, Fees and Other Revenues	$12,524	$12,190	$13,053	$12,351	$11,991	$12,524	$11,991

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,195	$64	$571	$(2,133)	$820
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)	15	266	257	(367)	8
Less: Net derivative gains (losses)	1,335	(2,099)	(1,051)	(4,945)	(926)
Less: Goodwill impairment	-	-	(260)	-	-
Less: Other adjustments to continuing operations (1)	(185)	478	(193)	(20)	(233)
Less: Provision for income tax (expense) benefit	(297)	499	393	1,786	428
Add: Net income (loss) attributable to noncontrolling interests	2	4	(4)	2	3
Operating earnings available to common shareholders	$1,329	$924	$1,421	$1,415	$1,546

Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (2)	$1.98	$0.06	$0.51	$(1.94)	$0.75
Less: Net investment gains (losses)	0.01	0.24	0.23	(0.33)	0.01
Less: Net derivative gains (losses)	1.20	(1.89)	(0.95)	(4.46)	(0.84)
Less: Goodwill impairment	-	-	(0.23)	-	-
Less: Other adjustments to continuing operations	(0.16)	0.43	(0.17)	(0.03)	(0.22)
Less: Provision for income tax (expense) benefit	(0.27)	0.45	0.35	1.60	0.39
Add: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-
Operating earnings available to common shareholders per common share - diluted (2)	$1.20	$0.83	$1.28	$1.28	$1.41

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Notable items impacting operating earnings available to common shareholders:
Variable investment income	$(86)	$(9)	$22	$-	$15
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)
Actuarial assumption review and other insurance adjustments	-	(462)	(319)	(58)	34
Litigation reserves & settlement costs	-	-	-	-	(44)
Tax adjustments	10	-	-	-	-
Expense initiative costs	-	-	-	(28)	(21)
Total notable items (3)	$(121)	$(486)	$(281)	$(86)	$(61)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income	$(0.08)	$(0.01)	$0.02	$-	$0.01
Catastrophe experience and prior year development, net	$(0.04)	$(0.01)	$0.01	$-	$(0.04)
Actuarial assumption review and other insurance adjustments	$-	$(0.42)	$(0.29)	$(0.05)	$0.03
Litigation reserves & settlement costs	$-	$-	$-	$-	$(0.04)
Tax adjustments	$0.01	$-	$-	$-	$-
Expense initiative costs	$-	$-	$-	$(0.03)	$(0.02)
Total notable items (3)	$(0.11)	$(0.44)	$(0.25)	$(0.08)	$(0.06)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Weighted average common shares outstanding - diluted	1,108.6	1,109.1	1,109.3	1,108.8	1,098.7

(1)          See Page A-1 for further detail.

(2)          For the three months ended December 31, 2016, 8.6 million shares related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(3)          These notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan, such as 2017 expense initiative costs, to help investors have a better understanding of Company results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Book value per common share (1)	$67.10	$70.18	$69.35	$59.56	$60.91
Book value per common share, excluding AOCI other than FCTA (1)	$53.31	$53.20	$53.40	$49.83	$50.52
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$44.17	$43.98	$44.40	$41.14	$41.64

	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Return on MetLife, Inc.’s (2):
Common stockholders’ equity	12.6%	0.3%	3.0%	(12.1)%	5.0%
Common stockholders’ equity, excluding AOCI other than FCTA	15.3%	0.4%	3.9%	(15.1)%	6.0%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	18.6%	0.6%	4.8%	(18.1)%	7.4%

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity	7.6%	4.9%	7.4%	8.0%	9.4%
Common stockholders’ equity, excluding AOCI other than FCTA	9.3%	6.3%	9.7%	10.0%	11.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	11.3%	7.7%	11.8%	12.2%	13.8%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Common shares outstanding, beginning of period	1,098.0	1,098.5	1.098.8	1,099.0	1,095.5
Share repurchases	(1.4)	-	-	(5.5)	(16.0)
Newly issued shares	1.9	0.3	0.2	2.0	1.8
Common shares outstanding, end of period	1,098.5	1,098.8	1,099.0	1,095.5	1,081.3

Weighted average common shares outstanding - basic	1,100.8	1,100.3	1,100.5	1,100.2	1,090.4
Dilutive effect of the exercise or issuance of stock-based awards	7.8	8.8	8.8	8.6	8.3
Weighted average common shares outstanding - diluted	1,108.6	1,109.1	1,109.3	1,108.8	1,098.7

MetLife Policyholder Trust Shares	169.8	167.2	165.6	163.3	161.3

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.'s common stockholders' equity and operating return on MetLife, Inc.'s common stockholders' equity for the year ended December 31, 2016.

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017		March 31, 2016	March 31, 2017

Total revenues	$18,433	$15,244	$17,723	$12,076	$16,269		$18,433	$16,269
Less: Net investment (gains) losses	15	266	257	(367)	8		15	8
Less: Net derivative (gains) losses	1,335	(2,099)	(1,051)	(4,945)	(926)		1,335	(926)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	25	9	(6)	-	-		25	-
Less: other adjustments to revenues:
GMIB fees	101	104	103	103	101	`	101	101
Investment hedge adjustments	(221)	(188)	(226)	(243)	(214)		(221)	(214)
Operating joint venture adjustments	5	-	-	1	(1)		5	(1)
Unit-linked contract income	(97)	191	529	327	416		(97)	416
Securitization entities income	-	3	1	(1)	-		-	-
Settlement of foreign currency earnings hedges	(4)	3	7	(2)	6		(4)	6
Divested business and Lag elimination	663	-	-	-	-		663	-
Total operating revenues	$16,611	$16,955	$18,109	$17,203	$16,879		$16,611	$16,879

	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017		March 31, 2016	March 31, 2017

Total premiums, fees and other revenues	$12,524	$12,190	$13,053	$12,351	$11,991		$12,524	$11,991
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	25	9	(6)	-	-		25	-
GMIB fees	101	104	103	103	101		101	101
Settlement of foreign currency earnings hedges	(4)	3	7	(2)	6		(4)	6
Divested business and Lag elimination	497	-	-	-	-		497	-
Total operating premiums, fees and other revenues	$11,905	$12,074	$12,949	$12,250	$11,884		$11,905	$11,884
Total operating premiums, fees and other revenues on a constant currency basis	$11,893	$11,934	$12,715	$12,186	$11,884

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS (CONTINUED)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Total expenses	$15,511	$15,344	$17,175	$15,641	$15,452	$15,511	$15,452
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	6	(1,087)	(209)	(338)	(241)	6	(241)
Less: Goodwill impairment	-	-	260	-	-	-	-
Less: other adjustments to expenses:
Inflation and pass through adjustments	71	66	(21)	(198)	26	71	26
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	42	330	248	291	245	42	245
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	7	4	7	6	3	7	3
PAB hedge adjustments	1	-	-	(1)	-	1	-
Unit-linked contract costs	(77)	186	505	318	402	(77)	402
Securitization entities debt expense	-	3	1	(1)	-	-	-
Noncontrolling interest	(5)	(4)	7	(4)	(4)	(5)	(4)
Regulatory implementation costs	-	-	-	1	-	-	-
Acquisition, integration and other costs	6	16	11	31	8	6	8
Divested businesses and Lag elimination	606	130	52	100	102	606	102
Total operating expenses	$14,854	$15,700	$16,314	$15,436	$14,911	$14,854	$14,911

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Capitalization of DAC (GAAP)	$(981)	$(915)	$(863)	$(830)	$(796)	$(981)	$(796)
Less: Divested business and Lag elimination	(105)	-	-	-	-	(105)	-
Capitalization of DAC	$(876)	$(915)	$(863)	$(830)	$(796)	$(876)	$(796)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Other expenses	$3,965	$3,801	$3,537	$3,782	$3,574	$3,965	$3,574
Less: Noncontrolling interest	(5)	(4)	7	(4)	(4)	(5)	(4)
Less: Regulatory implementation costs	-	-	-	1	-	-	-
Less: Acquisition, integration and other costs	6	16	11	31	8	6	8
Less: Divested business and Lag elimination	254	130	52	101	102	254	102
Other operating expenses	$3,710	$3,659	$3,467	$3,653	$3,468	$3,710	$3,468
Other operating expenses on a constant currency basis	$3,709	$3,602	$3,373	$3,631	$3,468

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Total Company other operating expenses by major category
Direct and allocated expenses	$1,632	$1,599	$1,537	$1,739	$1,586	$1,632	$1,586
Pension and post-retirement benefit costs	105	106	81	85	80	105	80
Premium taxes, other taxes, and licenses & fees	206	189	188	159	189	206	189
Total fixed operating expenses	$1,943	$1,894	$1,806	$1,983	$1,855	$1,943	$1,855
Commissions and other variable expenses	1,767	1,765	1,661	1,670	1,613	1,767	1,613
Total other operating expenses	$3,710	$3,659	$3,467	$3,653	$3,468	$3,710	$3,468

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$371,981	$387,508	$390,442	$350,889	$355,528
Equity securities available-for-sale, at estimated fair value	3,374	3,333	3,289	3,194	3,377
Fair value option securities, at estimated fair value	14,993	14,314	14,730	13,923	14,399
Mortgage loans	68,651	69,399	71,156	74,545	76,541
Policy loans	11,257	11,240	11,177	11,028	11,115
Real estate and real estate joint ventures	8,733	9,063	9,186	9,041	9,464
Other limited partnership interests	7,022	6,982	6,878	6,778	6,762
Short-term investments, principally at estimated fair value	11,621	9,838	11,655	7,810	9,968
Other invested assets, principally at estimated fair value	27,095	31,834	30,278	23,185	19,724
Total investments	524,727	543,511	548,791	500,393	506,878
Cash and cash equivalents, principally at estimated fair value	13,290	17,067	15,883	17,877	17,411
Accrued investment income	4,198	3,884	4,197	3,988	3,984
Premiums, reinsurance and other receivables	27,843	26,035	26,178	26,081	25,916
Deferred policy acquisition costs and value of business acquired	23,973	24,748	24,748	24,798	25,547
Current income tax recoverable	125	51	-	20	25
Goodwill	9,729	9,852	9,592	9,220	9,350
Other assets	7,496	7,747	7,867	7,767	8,055
Separate account assets	306,047	309,672	315,648	308,620	317,521
Total assets	$917,428	$942,567	$952,904	$898,764	$914,687

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$196,967	$204,461	$208,561	$199,971	$203,226
Policyholder account balances	207,593	213,526	216,192	210,235	214,757
Other policy-related balances	14,435	14,447	14,857	14,386	14,713
Policyholder dividends payable	706	734	763	708	699
Policyholder dividend obligation	2,586	3,343	3,352	1,931	1,983
Payables for collateral under securities loaned and other transactions	41,165	45,790	44,422	33,264	32,899
Short-term debt	100	103	201	242	260
Long-term debt	17,915	16,586	16,553	16,502	16,511
Collateral financing arrangements	4,127	4,113	4,084	4,071	4,059
Junior subordinated debt securities	3,168	3,168	3,168	3,169	3,169
Current income tax payable	-	-	151	-	-
Deferred income tax liability	13,776	14,966	14,359	9,367	9,550
Other liabilities	32,878	32,285	32,127	28,818	27,232
Separate account liabilities	306,047	309,672	315,648	308,620	317,521
Total liabilities	841,463	863,194	874,438	831,284	846,579

Equity
Preferred stock, at par value	-	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,769	30,783	30,797	30,944	30,990
Retained earnings	37,301	36,924	37,054	34,480	34,863
Treasury stock, at cost	(3,172)	(3,172)	(3,172)	(3,474)	(4,332)
Accumulated other comprehensive income (loss)	10,865	14,632	13,595	5,347	6,396
Total MetLife, Inc.’s stockholders’ equity	75,775	79,179	78,286	67,309	67,929
Noncontrolling interests	190	194	180	171	179
Total equity	75,965	79,373	78,466	67,480	68,108
Total liabilities and equity	$917,428	$942,567	$952,904	$898,764	$914,687

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Operating earnings before provision for income tax
U.S.
GROUP BENEFITS	$229	$288	$296	$277	$298
RETIREMENT AND INCOME SOLUTIONS	370	399	472	458	429
PROPERTY & CASUALTY	16	(21)	72	49	28
TOTAL U.S.	$615	$666	$840	$784	$755
ASIA	400	399	466	469	441
LATIN AMERICA	201	175	186	139	181
EMEA	74	74	85	82	87
METLIFE HOLDINGS	392	(76)	387	284	570
CORPORATE & OTHER	(367)	(385)	(277)	(422)	(376)
BRIGHTHOUSE FINANCIAL (1)	442	402	108	431	310
Total operating earnings before provision for income tax	$1,757	$1,255	$1,795	$1,767	$1,968

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$87	$103	$110	$103	$104
RETIREMENT AND INCOME SOLUTIONS	128	139	164	159	149
PROPERTY & CASUALTY	(6)	(19)	14	6	(1)
TOTAL U.S.	$209	$223	$288	$268	$252
ASIA	95	140	142	115	146
LATIN AMERICA	50	38	53	17	38
EMEA	11	10	11	10	12
METLIFE HOLDINGS	125	(43)	121	85	185
CORPORATE & OTHER	(183)	(188)	(287)	(289)	(283)
BRIGHTHOUSE FINANCIAL (1)	115	105	40	101	66
Total provision for income tax expense (benefit)	$422	$285	$368	$307	$416

Operating earnings available to common shareholders
U.S.
GROUP BENEFITS	$142	$185	$186	$174	$194
RETIREMENT AND INCOME SOLUTIONS	242	260	308	299	280
PROPERTY & CASUALTY	22	(2)	58	43	29
TOTAL U.S.	$406	$443	$552	$516	$503
ASIA	305	259	324	354	295
LATIN AMERICA	151	137	133	122	143
EMEA	63	64	74	72	75
METLIFE HOLDINGS	267	(33)	266	199	385
CORPORATE & OTHER (2)	(190)	(243)	4	(178)	(99)
BRIGHTHOUSE FINANCIAL (1)	327	297	68	330	244
Total operating earnings available to common shareholders (2)	$1,329	$924	$1,421	$1,415	$1,546

OPERATING RETURN ON ALLOCATED EQUITY (1), (3)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

U.S.
GROUP BENEFITS	19.7%	25.7%	25.8%	24.1%	27.6%
RETIREMENT AND INCOME SOLUTIONS	14.2%	15.3%	18.1%	17.6%	20.2%
PROPERTY & CASUALTY	7.8%	(0.7)%	20.5%	15.2%	6.2%
TOTAL U.S.	15.0%	16.4%	20.4%	19.1%	19.7%
ASIA	11.0%	9.4%	11.7%	12.8%	9.4%
LATIN AMERICA	19.7%	17.9%	17.3%	15.9%	19.5%
EMEA	7.8%	7.9%	9.2%	8.9%	9.3%
METLIFE HOLDINGS	9.6%	(1.2)%	9.6%	7.2%	13.7%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (1), (3)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

U.S.	16.5%	18.0%	22.4%	21.0%	22.9%
ASIA	19.0%	16.2%	20.2%	22.1%	15.0%
LATIN AMERICA	31.2%	28.3%	27.5%	25.2%	33.6%
EMEA	13.5%	13.8%	15.8%	15.6%	15.3%
METLIFE HOLDINGS	10.3%	(1.1)%	10.2%	7.7%	15.3%

(1)   Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore, return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(2)   Includes impact of preferred stock dividends of $6 million, $46 million, $6 million, $45 million and $6 million for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

(3)   Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$5,020	$5,171	$5,936	$5,374	$5,185	$5,020	$5,185
Universal life and investment-type product policy fees	250	248	245	246	265	250	265
Net investment income	1,460	1,565	1,590	1,591	1,612	1,460	1,612
Other revenues	204	193	192	195	204	204	204
Total operating revenues	6,934	7,177	7,963	7,406	7,266	6,934	7,266

Operating expenses
Policyholder benefits and claims and policyholder dividends	5,046	5,270	5,894	5,348	5,235	5,046	5,235
Interest credited to policyholder account balances	322	323	322	335	351	322	351
Capitalization of DAC	(111)	(121)	(124)	(115)	(100)	(111)	(100)
Amortization of DAC and VOBA	118	118	117	118	114	118	114
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	3	2	2	2	2	2
Other operating expenses	942	918	912	934	909	942	909
Total operating expenses	6,319	6,511	7,123	6,622	6,511	6,319	6,511
Operating earnings before provision for income tax	615	666	840	784	755	615	755
Provision for income tax expense (benefit)	209	223	288	268	252	209	252
Operating earnings	406	443	552	516	503	406	503
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$406	$443	$552	$516	$503	$406	$503

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$406	$443	$552	$516	$503	$406	$503
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(101)	70	44	(19)	(26)	(101)	(26)
Net derivative gains (losses)	204	328	(20)	(459)	(148)	204	(148)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(59)	(60)	(73)	(72)	(66)	(59)	(66)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(7)	(6)	(1)	12	(1)	(7)	(1)
Interest credited to policyholder account balances	-	1	1	1	1	-	1
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(13)	(111)	17	188	84	(13)	84
Income (loss) from continuing operations, net of income tax	430	665	520	167	347	430	347
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	430	665	520	167	347	430	347
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	430	665	520	167	347	430	347
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$430	$665	$520	$167	$347	$430	$347

Total Operating Premiums, Fees and Other Revenues	$5,474	$5,612	$6,373	$5,815	$5,654	$5,474	$5,654

U.S. GROUP BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$3,810	$3,787	$3,740	$3,722	$3,971	$3,810	$3,971
Universal life and investment-type product policy fees	185	197	194	194	204	185	204
Net investment income	274	281	309	276	285	274	285
Other revenues	119	115	116	117	125	119	125
Total operating revenues	4,388	4,380	4,359	4,309	4,585	4,388	4,585

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,525	3,475	3,453	3,404	3,670	3,525	3,670
Interest credited to policyholder account balances	34	34	35	34	34	34	34
Capitalization of DAC	(13)	(13)	(11)	(11)	(9)	(13)	(9)
Amortization of DAC and VOBA	9	11	10	9	10	9	10
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	-	-	-
Other operating expenses	604	584	576	596	582	604	582
Total operating expenses	4,159	4,092	4,063	4,032	4,287	4,159	4,287
Operating earnings before provision for income tax	229	288	296	277	298	229	298
Provision for income tax expense (benefit)	87	103	110	103	104	87	104
Operating earnings	142	185	186	174	194	142	194
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$142	$185	$186	$174	$194	$142	$194

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$142	$185	$186	$174	$194	$142	$194
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(30)	4	14	(7)	6	(30)	6
Net derivative gains (losses)	169	182	3	(340)	(34)	169	(34)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(28)	(27)	(29)	(27)	(21)	(28)	(21)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(40)	(49)	4	131	17	(40)	17
Income (loss) from continuing operations, net of income tax	213	295	178	(69)	162	213	162
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	213	295	178	(69)	162	213	162
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	213	295	178	(69)	162	213	162
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$213	$295	$178	$(69)	$162	$213	$162

Total Operating Premiums, Fees and Other Revenues	$4,114	$4,099	$4,050	$4,033	$4,300	$4,114	$4,300

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$345	$516	$1,317	$770	$346	$345	$346
Universal life and investment-type product policy fees	65	51	51	52	61	65	61
Net investment income	1,164	1,252	1,249	1,287	1,285	1,164	1,285
Other revenues	70	72	73	73	72	70	72
Total operating revenues	1,644	1,891	2,690	2,182	1,764	1,644	1,764

Operating expenses
Policyholder benefits and claims and policyholder dividends	869	1,094	1,830	1,302	903	869	903
Interest credited to policyholder account balances	288	289	287	301	317	288	317
Capitalization of DAC	-	(1)	(5)	(6)	(2)	-	(2)
Amortization of DAC and VOBA	5	4	4	5	5	5	5
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	2	2	2
Other operating expenses	110	104	100	120	110	110	110
Total operating expenses	1,274	1,492	2,218	1,724	1,335	1,274	1,335
Operating earnings before provision for income tax	370	399	472	458	429	370	429
Provision for income tax expense (benefit)	128	139	164	159	149	128	149
Operating earnings	242	260	308	299	280	242	280
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$242	$260	$308	$299	$280	$242	$280

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$242	$260	$308	$299	$280	$242	$280
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(87)	64	27	(9)	(38)	(87)	(38)
Net derivative gains (losses)	38	147	(21)	(124)	(111)	38	(111)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(31)	(33)	(44)	(45)	(45)	(31)	(45)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(7)	(6)	(1)	12	(1)	(7)	(1)
Interest credited to policyholder account balances	-	1	1	1	1	-	1
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	31	(61)	13	58	68	31	68
Income (loss) from continuing operations, net of income tax	186	372	283	192	154	186	154
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	186	372	283	192	154	186	154
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	186	372	283	192	154	186	154
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$186	$372	$283	$192	$154	$186	$154

Total Operating Premiums, Fees and Other Revenues	$480	$639	$1,441	$895	$479	$480	$479

U.S. PROPERTY & CASUALTY STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$865	$868	$879	$882	$868	$865	$868
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	32	32	28	42	22	42
Other revenues	15	6	3	5	7	15	7
Total operating revenues	902	906	914	915	917	902	917

Operating expenses
Policyholder benefits and claims and policyholder dividends	652	701	611	642	662	652	662
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(98)	(107)	(108)	(98)	(89)	(98)	(89)
Amortization of DAC and VOBA	104	103	103	104	99	104	99
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	228	230	236	218	217	228	217
Total operating expenses	886	927	842	866	889	886	889
Operating earnings before provision for income tax	16	(21)	72	49	28	16	28
Provision for income tax expense (benefit)	(6)	(19)	14	6	(1)	(6)	(1)
Operating earnings	22	(2)	58	43	29	22	29
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$22	$(2)	$58	$43	$29	$22	$29

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$22	$(2)	$58	$43	$29	$22	$29
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	16	2	3	(3)	6	16	6
Net derivative gains (losses)	(3)	(1)	(2)	5	(3)	(3)	(3)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(4)	(1)	-	(1)	(1)	(4)	(1)
Income (loss) from continuing operations, net of income tax	31	(2)	59	44	31	31	31
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	31	(2)	59	44	31	31	31
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	31	(2)	59	44	31	31	31
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$31	$(2)	$59	$44	$31	$31	$31

Total Operating Premiums, Fees and Other Revenues	$880	$874	$882	$887	$875	$880	$875

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$18,668	$18,741	$18,796	$18,902	$18,909
Premiums and deposits	4,629	4,611	4,665	4,480	4,819
Surrenders and withdrawals	(580)	(600)	(630)	(581)	(605)
Benefit payments	(3,565)	(3,512)	(3,500)	(3,430)	(3,719)

Net Flows	484	499	535	469	495
Net transfers from (to) separate account	-	-	4	-	(1)
Interest	132	131	132	130	131
Policy charges	(144)	(146)	(146)	(147)	(150)
Other	(399)	(429)	(419)	(445)	(402)

Balance, end of period	$18,741	$18,796	$18,902	$18,909	$18,982

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$638	$625	$628	$749	$761
Premiums and deposits	55	55	153	59	63
Surrenders and withdrawals	(14)	(12)	(13)	(11)	(17)
Benefit payments	(1)	(1)	-	(1)	(1)

Net Flows	40	42	140	47	45
Investment performance	(4)	12	35	14	47
Net transfers from (to) general account	-	-	(4)	-	1
Policy charges	(47)	(48)	(50)	(49)	(51)
Other	(2)	(3)	-	-	7

Balance, end of period	$625	$628	$749	$761	$810

U.S. GROUP BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$346	$331	$326	$341	$311
Pension and post-retirement benefit costs	16	16	11	13	17
Premium taxes, other taxes, and licenses & fees	78	73	77	76	52
Total fixed operating expenses	$440	$420	$414	$430	$380
Commissions and other variable expenses	164	164	162	166	202
Total other operating expenses	$604	$584	$576	$596	$582

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Group Life (1)
Operating premiums, fees and other revenues	$1,605	$1,586	$1,592	$1,574	$1,690
Mortality ratio	85.7%	85.5%	89.3%	88.2%	86.9%
Group Non-Medical Health (2)
Operating premiums, fees and other revenues	$1,677	$1,676	$1,663	$1,687	$1,776
Interest adjusted benefit ratio (3)	81.2%	78.9%	76.9%	76.2%	79.9%

(1)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(2)          Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$96,194	$98,304	$99,421	$102,036	$101,567
Premiums and deposits	11,272	14,503	18,071	18,705	15,875
Surrenders and withdrawals	(10,599)	(14,198)	(15,813)	(16,134)	(14,943)
Benefit payments	(787)	(771)	(806)	(789)	(812)

Net Flows	(114)	(466)	1,452	1,782	120
Net transfers from (to) separate account	(1)	-	(1)	-	4
Interest	830	830	830	845	856
Policy charges	(30)	(31)	(32)	(4)	(36)
Other	1,425	784	366	(3,092)	88

Balance, end of period	$98,304	$99,421	$102,036	$101,567	$102,599

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$78,902	$81,887	$85,271	$85,929	$85,189
Premiums and deposits	1,913	1,513	1,876	1,683	1,115
Surrenders and withdrawals	(1,260)	(1,073)	(2,412)	(1,360)	(1,878)
Benefit payments	(15)	(18)	(23)	(12)	(17)

Net Flows	638	422	(559)	311	(780)
Investment performance	1,994	1,712	825	(1,731)	1,084
Net transfers from (to) general account	1	-	1	-	(4)
Policy charges	(87)	(82)	(74)	(74)	(80)
Other	439	1,332	465	754	574

Balance, end of period	$81,887	$85,271	$85,929	$85,189	$85,983

U.S. RETIREMENT AND INCOME SOLUTIONS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$69	$61	$62	$74	$66
Pension and post-retirement benefit costs	5	5	4	4	5
Premium taxes, other taxes, and licenses & fees	3	1	1	3	3
Total fixed operating expenses	$77	$67	$67	$81	$74
Commissions and other variable expenses	33	37	33	39	36
Total other operating expenses	$110	$104	$100	$120	$110

SPREAD
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Investment income yield excluding variable investment income	4.51%	4.60%	4.59%	4.56%	4.49%
Variable investment income yield	0.08%	0.25%	0.25%	0.33%	0.37%
Total investment income yield	4.59%	4.85%	4.84%	4.89%	4.86%
Average crediting rate	3.37%	3.35%	3.38%	3.36%	3.32%
Annualized general account spread	1.22%	1.50%	1.46%	1.53%	1.54%

Annualized general account spread excluding variable investment income yield	1.14%	1.25%	1.21%	1.20%	1.17%

U.S. PROPERTY & CASUALTY OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$95	$93	$88	$93	$108
Pension and post-retirement benefit costs	9	9	8	8	7
Premium taxes, other taxes, and licenses & fees	21	25	24	22	21
Total fixed operating expenses	$125	$127	$120	$123	$136
Commissions and other variable expenses	103	103	116	95	81
Total other operating expenses	$228	$230	$236	$218	$217
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Net Written Premiums by Product
Auto	$550	$577	$603	$563	$564
Homeowners & Other	279	324	335	294	283
Total	$829	$901	$938	$857	$847
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$865	$868	$879	$882	$868
Loss and loss adjustment expense ratio	75.5%	80.7%	69.5%	72.8%	76.2%
Other expense ratio	26.6%	26.0%	25.9%	25.2%	25.8%
Total combined ratio	102.1%	106.7%	95.4%	98.0%	102.0%

Effect of catastrophe losses	12.1%	16.7%	4.3%	3.2%	12.9%
Combined ratio excluding catastrophes	90.0%	90.0%	91.1%	94.8%	89.1%
Prior year development	- %	(0.8)%	(0.2)%	- %	(0.7)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	90.0%	90.8%	91.3%	94.8%	89.8%
Auto
Net earned premium	$555	$559	$567	$571	$563
Loss and loss adjustment expense ratio	75.6%	79.0%	74.3%	85.2%	72.4%
Other expense ratio	26.9%	25.9%	25.3%	25.0%	25.4%
Total combined ratio	102.5%	104.9%	99.6%	110.2%	97.8%

Effect of catastrophe losses	1.8%	3.8%	1.7%	1.1%	1.4%
Combined ratio excluding catastrophes	100.7%	101.1%	97.9%	109.1%	96.4%
Prior year development	- %	0.1%	(0.3)%	(0.1)%	(0.8)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	100.7%	101.0%	98.2%	109.2%	97.2%
Homeowners & Other
Net earned premium	$310	$309	$312	$311	$305
Loss and loss adjustment expense ratio	75.4%	83.7%	60.7%	50.0%	83.3%
Other expense ratio	26.2%	26.1%	26.9%	25.7%	26.7%
Total combined ratio	101.6%	109.8%	87.6%	75.7%	110.0%

Effect of catastrophe losses	30.6%	40.0%	8.9%	7.1%	34.1%
Combined ratio excluding catastrophes	71.0%	69.8%	78.7%	68.6%	75.9%
Prior year development	- %	(2.3)%	(0.1)%	0.1%	(0.5)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	71.0%	72.1%	78.8%	68.5%	76.4%
Catastrophe Losses Before Provision for Income Tax
Auto	$10	$21	$10	$6	$8
Homeowners & Other	95	124	27	22	104
Total	$105	$145	$37	$28	$112
(1) This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$1,658	$1,681	$1,822	$1,741	$1,708	$1,658	$1,708
Universal life and investment-type product policy fees	350	370	394	373	366	350	366
Net investment income	618	678	707	704	702	618	702
Other revenues	17	16	12	16	10	17	10
Total operating revenues	2,643	2,745	2,935	2,834	2,786	2,643	2,786

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,236	1,324	1,363	1,268	1,315	1,236	1,315
Interest credited to policyholder account balances	319	324	331	324	321	319	321
Capitalization of DAC	(385)	(426)	(440)	(417)	(420)	(385)	(420)
Amortization of DAC and VOBA	286	304	331	303	291	286	291
Amortization of negative VOBA	(64)	(57)	(46)	(41)	(37)	(64)	(37)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	851	877	930	928	875	851	875
Total operating expenses	2,243	2,346	2,469	2,365	2,345	2,243	2,345
Operating earnings before provision for income tax	400	399	466	469	441	400	441
Provision for income tax expense (benefit)	95	140	142	115	146	95	146
Operating earnings	305	259	324	354	295	305	295
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$305	$259	$324	$354	$295	$305	$295

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$305	$259	$324	$354	$295	$305	$295
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	223	140	66	(241)	117	223	117
Net derivative gains (losses)	411	606	(68)	(996)	177	411	177
Premiums	426	-	-	-	-	426	-
Universal life and investment-type product policy fees	92	7	(4)	3	1	92	1
Net investment income	(39)	(134)	64	209	16	(39)	16
Other revenues	-	3	7	(2)	6	-	6
Policyholder benefits and claims and policyholder dividends	(322)	(7)	(8)	(10)	(5)	(322)	(5)
Interest credited to policyholder account balances	78	114	(57)	(205)	(20)	78	(20)
Capitalization of DAC	105	-	-	-	-	105	-
Amortization of DAC and VOBA	(112)	(12)	10	-	(1)	(112)	(1)
Amortization of negative VOBA	32	6	5	4	3	32	3
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(193)	(7)	(7)	(20)	(4)	(193)	(4)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(143)	(204)	29	305	(105)	(143)	(105)
Income (loss) from continuing operations, net of income tax	863	771	361	(599)	480	863	480
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	863	771	361	(599)	480	863	480
Less: Net income (loss) attributable to noncontrolling interests	-	1	1	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	863	770	360	(599)	480	863	480
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$863	$770	$360	$(599)	$480	$863	$480

Total Operating Premiums, Fees and Other Revenues	$2,025	$2,067	$2,228	$2,130	$2,084	$2,025	$2,084

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Total operating premiums, fees and other revenues	$2,025	$2,067	$2,228	$2,130	$2,084

Total operating premiums, fees and other revenues on a constant currency basis	$2,055	$1,997	$2,056	$2,078	$2,084
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (1), (2)	156	147	159	181	187
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,211	$2,144	$2,215	$2,259	$2,271

OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$305	$309	$327	$356	$298
Pension and post-retirement benefit costs	18	19	19	19	19
Premium taxes, other taxes, and licenses & fees	35	39	37	5	31
Total fixed operating expenses	$358	$367	$383	$380	$348
Commissions and other variable expenses	493	510	547	548	527
Total other operating expenses	$851	$877	$930	$928	$875
Total other operating expenses, net of capitalization of DAC	$466	$451	$490	$511	$455

Total other operating expenses on a constant currency basis	$862	$847	$860	$908	$875
Add: Operating joint ventures other operating expenses on a constant currency basis (1), (2)	57	59	68	68	73
Total other operating expenses including operating joint ventures on a constant currency basis	$919	$906	$928	$976	$948
Total other operating expenses including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$503	$473	$498	$540	$493

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Japan:
Life	$162	$160	$177	$186	$185
Accident & Health	82	85	76	89	87
Annuities	98	88	86	70	99
Other	3	4	4	2	3
Total Japan	345	337	343	347	374
Other Asia	173	217	193	251	327
Total sales	$518	$554	$536	$598	$701

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Operating earnings available to common shareholders	$305	$259	$324	$354	$295
Operating earnings available to common shareholders on a constant currency basis	$311	$253	$309	$347	$295

(1)    Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(2)    Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$601	$631	$653	$644	$647	$601	$647
Universal life and investment-type product policy fees	268	269	227	261	260	268	260
Net investment income	255	243	311	275	303	255	303
Other revenues	7	8	11	8	9	7	9
Total operating revenues	1,131	1,151	1,202	1,188	1,219	1,131	1,219

Operating expenses
Policyholder benefits and claims and policyholder dividends	550	583	681	629	633	550	633
Interest credited to policyholder account balances	80	84	85	79	82	80	82
Capitalization of DAC	(73)	(80)	(83)	(85)	(82)	(73)	(82)
Amortization of DAC and VOBA	63	66	(2)	57	78	63	78
Amortization of negative VOBA	-	-	(1)	-	-	-	-
Interest expense on debt	-	-	1	1	1	-	1
Other operating expenses	310	323	335	368	326	310	326
Total operating expenses	930	976	1,016	1,049	1,038	930	1,038
Operating earnings before provision for income tax	201	175	186	139	181	201	181
Provision for income tax expense (benefit)	50	38	53	17	38	50	38
Operating earnings	151	137	133	122	143	151	143
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$151	$137	$133	$122	$143	$151	$143

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$151	$137	$133	$122	$143	$151	$143
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(22)	18	12	85	12	(22)	12
Net derivative gains (losses)	84	(28)	(9)	(44)	136	84	136
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	16	4	17	11	31	16	31
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(44)	(41)	21	150	(20)	(44)	(20)
Interest credited to policyholder account balances	(25)	(19)	(24)	(17)	(43)	(25)	(43)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	2	2	3	2	3	2	3
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(20)	14	(5)	(57)	(31)	(20)	(31)
Income (loss) from continuing operations, net of income tax	142	87	148	252	231	142	231
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	142	87	148	252	231	142	231
Less: Net income (loss) attributable to noncontrolling interests	1	2	2	1	2	1	2
Net income (loss) attributable to MetLife, Inc.	141	85	146	251	229	141	229
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$141	$85	$146	$251	$229	$141	$229

Total Operating Premiums, Fees and Other Revenues	$876	$908	$891	$913	$916	$876	$916

LATIN AMERICA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$121	$119	$127	$163	$127
Pension and post-retirement benefit costs	-	-	-	1	-
Premium taxes, other taxes, and licenses & fees	16	18	16	16	15
Total fixed operating expenses	$137	$137	$143	$180	$142
Commissions and other variable expenses	173	186	192	188	184
Total other operating expenses	$310	$323	$335	$368	$326
Total other operating expenses, net of capitalization of DAC	$237	$243	$252	$283	$244
Total other operating expenses on a constant currency basis	$313	$315	$327	$370	$326
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$240	$238	$247	$285	$244
SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Mexico	$94	$162	$73	$93	$105
Chile	63	66	66	69	66
All other	64	61	68	78	56
Total sales	$221	$289	$207	$240	$227
OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Operating premiums, fees and other revenues	$876	$908	$891	$913	$916
Operating earnings available to common shareholders	$151	$137	$133	$122	$143

Operating premiums, fees and other revenues on a constant currency basis	$866	$878	$862	$911	$916
Operating earnings available to common shareholders on a constant currency basis	$142	$130	$129	$119	$143

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$500	$519	$500	$508	$502	$500	$502
Universal life and investment-type product policy fees	95	95	104	97	95	95	95
Net investment income	80	83	81	74	74	80	74
Other revenues	20	19	17	17	17	20	17
Total operating revenues	695	716	702	696	688	695	688

Operating expenses
Policyholder benefits and claims and policyholder dividends	261	283	257	266	269	261	269
Interest credited to policyholder account balances	29	30	28	25	24	29	24
Capitalization of DAC	(101)	(106)	(103)	(93)	(92)	(101)	(92)
Amortization of DAC and VOBA	102	103	106	97	87	102	87
Amortization of negative VOBA	(3)	(4)	(3)	(3)	(3)	(3)	(3)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	333	336	332	322	316	333	316
Total operating expenses	621	642	617	614	601	621	601
Operating earnings before provision for income tax	74	74	85	82	87	74	87
Provision for income tax expense (benefit)	11	10	11	10	12	11	12
Operating earnings	63	64	74	72	75	63	75
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$63	$64	$74	$72	$75	$63	$75

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$63	$64	$74	$72	$75	$63	$75
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	8	16	24	(6)	2	8	2
Net derivative gains (losses)	(1)	3	25	(3)	13	(1)	13
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	6	7	5	6	7	6	7
Net investment income	82	300	436	93	349	82	349
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	9	28	10	(58)	(9)	9	(9)
Interest credited to policyholder account balances	(77)	(281)	(424)	(96)	(339)	(77)	(339)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	(1)	-	1	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(2)	(5)	(1)	(5)	(3)	(2)	(3)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(14)	(35)	(34)	22	(14)	(14)	(14)
Income (loss) from continuing operations, net of income tax	74	96	115	26	81	74	81
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	74	96	115	26	81	74	81
Less: Net income (loss) attributable to noncontrolling interests	1	1	1	-	1	1	1
Net income (loss) attributable to MetLife, Inc.	73	95	114	26	80	73	80
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$73	$95	$114	$26	$80	$73	$80

Total Operating Premiums, Fees and Other Revenues	$615	$633	$621	$622	$614	$615	$614

EMEA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$157	$149	$150	$153	$142
Pension and post-retirement benefit costs	1	1	2	2	1
Premium taxes, other taxes, and licenses & fees	5	4	4	6	6
Total fixed operating expenses	$163	$154	$156	$161	$149
Commissions and other variable expenses	170	182	176	161	167
Total other operating expenses	$333	$336	$332	$322	$316
Total other operating expenses, net of capitalization of DAC	$232	$230	$229	$229	$224
Total other operating expenses on a constant currency basis	$318	$317	$316	$318	$316
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$221	$217	$218	$226	$224

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Operating premiums, fees and other revenues	$615	$633	$621	$622	$614
Operating earnings available to common shareholders	$63	$64	$74	$72	$75

Operating premiums, fees and other revenues on a constant currency basis	$583	$593	$588	$612	$614
Operating earnings available to common shareholders on a constant currency basis	$56	$55	$68	$70	$75
Total sales on a constant currency basis	$245	$247	$222	$224	$256

METLIFE HOLDINGS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$1,097	$1,122	$1,093	$1,194	$1,059	$1,097	$1,059
Universal life and investment-type product policy fees	355	361	357	363	362	355	362
Net investment income	1,475	1,477	1,537	1,455	1,441	1,475	1,441
Other revenues	204	203	105	69	96	204	96
Total operating revenues	3,131	3,163	3,092	3,081	2,958	3,131	2,958

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,823	1,927	1,853	1,931	1,736	1,823	1,736
Interest credited to policyholder account balances	258	261	261	262	257	258	257
Capitalization of DAC	(100)	(96)	(44)	(41)	(34)	(100)	(34)
Amortization of DAC and VOBA	148	269	219	100	74	148	74
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	14	14	15	14	15	14	15
Other operating expenses	596	864	401	531	340	596	340
Total operating expenses	2,739	3,239	2,705	2,797	2,388	2,739	2,388
Operating earnings before provision for income tax	392	(76)	387	284	570	392	570
Provision for income tax expense (benefit)	125	(43)	121	85	185	125	185
Operating earnings	267	(33)	266	199	385	267	385
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$267	$(33)	$266	$199	$385	$267	$385

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$267	$(33)	$266	$199	$385	$267	$385
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(114)	251	5	61	4	(114)	4
Net derivative gains (losses)	414	23	(469)	(909)	(18)	414	(18)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	22	24	23	23	24	22	24
Net investment income	(76)	(64)	(68)	(66)	(57)	(76)	(57)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(2)	(43)	(71)	(50)	(65)	(2)	(65)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	83	116	93	20	15	83	15
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	(13)	(1)	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(114)	(107)	174	323	34	(114)	34
Income (loss) from continuing operations, net of income tax	480	167	(60)	(400)	322	480	322
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	480	167	(60)	(400)	322	480	322
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	480	167	(60)	(400)	322	480	322
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$480	$167	$(60)	$(400)	$322	$480	$322

Total Operating Premiums, Fees and Other Revenues	$1,656	$1,686	$1,555	$1,626	$1,517	$1,656	$1,517

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$79,281	$79,954	$80,704	$80,968	$80,743
Premiums and deposits (2), (3)	1,456	1,450	1,412	1,483	1,405
Surrenders and withdrawals	(662)	(590)	(630)	(590)	(618)
Benefit payments	(754)	(725)	(713)	(712)	(763)

Net Flows	40	135	69	181	24
Net transfers from (to) separate account	11	21	16	12	25
Interest	792	794	799	799	812
Policy charges	(201)	(202)	(200)	(242)	(201)
Other	31	2	(420)	(975)	(326)

Balance, end of period	$79,954	$80,704	$80,968	$80,743	$81,077

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$21,653	$22,135	$23,239	$23,100	$22,264
Premiums and deposits (2), (3)	517	368	230	239	202
Surrenders and withdrawals	(391)	(316)	(356)	(417)	(358)
Benefit payments	(216)	(208)	(192)	(175)	(199)

Net Flows	(90)	(156)	(318)	(353)	(355)
Net transfers from (to) separate account	57	47	86	34	10
Interest	166	167	166	165	160
Policy charges	(6)	(5)	(5)	(5)	(5)
Other	355	1,051	(68)	(677)	(552)

Balance, end of period	$22,135	$23,239	$23,100	$22,264	$21,522

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$5,120	$5,029	$5,070	$5,210	$5,200
Premiums and deposits (3)	79	80	75	73	76
Surrenders and withdrawals	(50)	(57)	(56)	(52)	(61)
Benefit payments	(7)	(7)	(28)	(5)	(7)

Net Flows	22	16	(9)	16	8
Investment performance	(28)	119	221	74	306
Net transfers from (to) general account	(11)	(21)	(16)	(12)	(25)
Policy charges	(72)	(72)	(71)	(72)	(72)
Other	(2)	(1)	15	(16)	(2)

Balance, end of period	$5,029	$5,070	$5,210	$5,200	$5,415

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Balance, beginning of period	$43,470	$43,404	$43,843	$44,560	$43,623
Premiums and deposits (3)	610	537	231	187	175
Surrenders and withdrawals	(645)	(735)	(740)	(813)	(903)
Benefit payments	(84)	(89)	(91)	(88)	(90)

Net Flows	(119)	(287)	(600)	(714)	(818)
Investment performance	315	996	1,636	36	2,090
Net transfers from (to) general account	(57)	(47)	(86)	(34)	(10)
Policy charges	(206)	(223)	(232)	(224)	(219)
Other	1	-	(1)	(1)	1

Balance, end of period	$43,404	$43,843	$44,560	$43,623	$44,667

(1)    Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)    Includes premiums and deposits directed to the general account investment option of variable products.

(3)    Includes company-sponsored internal exchanges.

METLIFE HOLDINGS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Direct and allocated expenses	$229	$221	$211	$199	$175
Pension and post-retirement benefit costs	39	40	25	28	25
Premium taxes, other taxes, and licenses & fees	25	23	21	25	22
Total fixed operating expenses	$293	$284	$257	$252	$222
Commissions and other variable expenses	303	580	144	279	118
Total other operating expenses	$596	$864	$401	$531	$340

SPREAD BY PRODUCT
VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Investment income yield excluding variable investment income	6.05%	6.16%	6.15%	5.93%	5.89%
Variable investment income yield	0.09%	0.59%	0.35%	0.19%	0.24%
Total investment income yield	6.14%	6.75%	6.50%	6.12%	6.13%
Average crediting rate	4.54%	4.57%	4.55%	4.55%	4.62%
Annualized general account spread	1.60%	2.18%	1.95%	1.57%	1.51%

Annualized general account spread excluding variable investment income yield	1.51%	1.59%	1.60%	1.38%	1.27%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Investment income yield excluding variable investment income	5.07%	5.18%	5.18%	5.05%	5.03%
Variable investment income yield	0.10%	0.36%	0.38%	0.31%	0.29%
Total investment income yield	5.17%	5.54%	5.56%	5.36%	5.32%
Average crediting rate	3.19%	3.21%	3.16%	3.17%	3.16%
Annualized general account spread	1.98%	2.33%	2.40%	2.19%	2.16%

Annualized general account spread excluding variable investment income yield	1.88%	1.97%	2.02%	1.88%	1.87%

(1)	Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Life (1)
Operating premiums, fees and other revenues	$1,018	$1,033	$1,029	$1,150	$1,002
Interest adjusted benefit ratio (2)	56.6%	64.2%	60.4%	63.5%	48.6%

Lapse Ratio (3)
Traditional life	4.4%	4.3%	4.4%	4.5%	4.5%
Variable & universal life	4.4%	4.4%	4.6%	4.5%	4.5%
Fixed annuity	9.0%	7.6%	8.0%	8.0%	7.2%
Variable annuity	6.4%	6.2%	6.3%	6.6%	7.1%

(1)          Represents traditional life and variable & universal life, components of Life & Other.

(2)          For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 59.4%.

(3)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$(2)	$13	$40	$(11)	$37	$(2)	$37
Universal life and investment-type product policy fees	(25)	(31)	(31)	(32)	(31)	(25)	(31)
Net investment income	5	(35)	(7)	(25)	5	5	5
Other revenues	(51)	(301)	(28)	(137)	(42)	(51)	(42)
Total operating revenues	(73)	(354)	(26)	(205)	(31)	(73)	(31)

Operating expenses
Policyholder benefits and claims and policyholder dividends	(26)	(10)	10	3	9	(26)	9
Interest credited to policyholder account balances	4	1	-	-	-	4	-
Capitalization of DAC	(4)	(3)	1	(1)	(1)	(4)	(1)
Amortization of DAC and VOBA	2	3	2	1	1	2	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	264	254	241	243	246	264	246
Other operating expenses	54	(214)	(3)	(29)	90	54	90
Total operating expenses	294	31	251	217	345	294	345
Operating earnings before provision for income tax	(367)	(385)	(277)	(422)	(376)	(367)	(376)
Provision for income tax expense (benefit)	(183)	(188)	(287)	(289)	(283)	(183)	(283)
Operating earnings	(184)	(197)	10	(133)	(93)	(184)	(93)
Preferred stock dividends	6	46	6	45	6	6	6
Operating earnings available to common shareholders	$(190)	$(243)	$4	$(178)	$(99)	$(190)	$(99)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(184)	$(197)	$10	$(133)	$(93)	$(184)	$(93)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	82	(249)	81	(185)	(45)	82	(45)
Net derivative gains (losses)	(70)	(58)	(9)	136	(121)	(70)	(121)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(5)	22	3	1	3	(5)	3
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(32)	(122)	(29)	(66)	(86)	(32)	(86)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	38	137	(33)	9	112	38	112
Income (loss) from continuing operations, net of income tax	(171)	(467)	23	(238)	(230)	(171)	(230)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(171)	(467)	23	(238)	(230)	(171)	(230)
Less: Net income (loss) attributable to noncontrolling interests	-	-	(8)	1	-	-	-
Net income (loss) attributable to MetLife, Inc.	(171)	(467)	31	(239)	(230)	(171)	(230)
Less: Preferred stock dividends	6	46	6	45	6	6	6
Net income (loss) available to MetLife, Inc.’s common shareholders	$(177)	$(513)	$25	$(284)	$(236)	$(177)	$(236)

Total Operating Premiums, Fees and Other Revenues	$(78)	$(319)	$(19)	$(180)	$(36)	$(78)	$(36)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Other business activities	$(8)	$(3)	$6	$-	$5	$(8)	$5
Other net investment income	4	(23)	2	(16)	3	4	3
Interest expense on debt	(171)	(166)	(157)	(158)	(160)	(171)	(160)
Preferred stock dividends	(6)	(46)	(6)	(45)	(6)	(6)	(6)
Corporate initiatives and projects	(25)	(32)	(23)	(49)	(32)	(25)	(32)
Incremental tax benefit (expense)	54	53	190	141	151	54	151
Other	(38)	(26)	(8)	(51)	(60)	(38)	(60)
Operating earnings available to common shareholders	$(190)	$(243)	$4	$(178)	$(99)	$(190)	$(99)

BRIGHTHOUSE FINANCIAL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Operating revenues
Premiums	$393	$280	$347	$202	$177	$393	$177
Universal life and investment-type product policy fees	858	861	903	869	884	858	884
Net investment income	813	870	941	879	858	813	858
Other revenues	86	346	50	253	74	86	74
Total operating revenues	2,150	2,357	2,241	2,203	1,993	2,150	1,993

Operating expenses
Policyholder benefits and claims and policyholder dividends	703	1,008	814	675	631	703	631
Interest credited to policyholder account balances	289	291	288	294	275	289	275
Capitalization of DAC	(102)	(83)	(70)	(78)	(67)	(102)	(67)
Amortization of DAC and VOBA	162	152	509	250	200	162	200
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	32	32	32	32	32	32	32
Other operating expenses	624	555	560	599	612	624	612
Total operating expenses	1,708	1,955	2,133	1,772	1,683	1,708	1,683
Operating earnings before provision for income tax	442	402	108	431	310	442	310
Provision for income tax expense (benefit)	115	105	40	101	66	115	66
Operating earnings	327	297	68	330	244	327	244
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$327	$297	$68	$330	$244	$327	$244

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$327	$297	$68	$330	$244	$327	$244
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(61)	20	25	(62)	(56)	(61)	(56)
Net derivative gains (losses)	293	(2,973)	(501)	(2,670)	(965)	293	(965)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	73	75	73	71	69	73	69
Net investment income	(66)	(62)	(75)	(92)	(75)	(66)	(75)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(34)	(144)	(246)	(226)	(248)	(34)	(248)
Interest credited to policyholder account balances	(1)	(1)	(1)	-	(1)	(1)	(1)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(85)	791	162	397	298	(85)	298
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	(3)	(1)	1	-	-	-
Other operating expenses	(30)	(10)	(23)	(39)	(16)	(30)	(16)
Goodwill impairment	-	-	(260)	-	-	-	-
Provision for income tax (expense) benefit	(31)	805	245	996	348	(31)	348
Income (loss) from continuing operations, net of income tax	385	(1,205)	(534)	(1,294)	(402)	385	(402)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	385	(1,205)	(534)	(1,294)	(402)	385	(402)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	385	(1,205)	(534)	(1,294)	(402)	385	(402)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$385	$(1,205)	$(534)	$(1,294)	$(402)	$385	$(402)

Total Operating Premiums, Fees and Other Revenues	$1,337	$1,487	$1,300	$1,324	$1,135	$1,337	$1,135
(1) Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Fixed Maturity Securities
Yield (1)	4.43%	4.40%	4.38%	4.34%	4.35%
Investment income (2), (3), (4)	$3,628	$3,539	$3,573	$3,477	$3,414
Investment gains (losses) (3)	20	151	162	(307)	(40)
Ending carrying value (2), (3)	373,082	388,156	391,163	351,500	356,177
Mortgage Loans
Yield (1)	4.68%	4.94%	4.60%	4.37%	4.48%
Investment income (3), (4)	807	851	806	794	845
Investment gains (losses) (3)	(64)	(98)	(31)	(31)	(15)
Ending carrying value (3)	68,482	69,240	71,013	74,409	76,412
Real Estate and Real Estate Joint Ventures
Yield (1)	3.39%	2.84%	5.68%	3.70%	3.68%
Investment income (3)	76	63	130	84	85
Investment gains (losses) (3)	2	45	(14)	115	(1)
Ending carrying value	8,733	9,063	9,186	9,041	9,464
Policy Loans
Yield (1)	5.19%	5.24%	5.28%	5.21%	5.23%
Investment income	149	147	148	145	145
Ending carrying value	11,257	11,240	11,177	11,028	11,115
Equity Securities
Yield (1)	5.02%	4.55%	4.94%	5.05%	4.92%
Investment income	37	33	35	35	34
Investment gains (losses)	(45)	(3)	8	(8)	35
Ending carrying value	3,374	3,333	3,289	3,194	3,377
Other Limited Partnership Interests
Yield (1)	2.71%	6.86%	15.19%	12.38%	17.52%
Investment income	46	120	263	212	297
Investment gains (losses)	(27)	(14)	(9)	(21)	(17)
Ending carrying value	7,022	6,982	6,878	6,778	6,762
Cash and Short-term Investments
Yield (1)	0.99%	1.23%	1.01%	0.93%	1.07%
Investment income	25	31	27	30	37
Investment gains (losses)	(7)	6	(9)	3	2
Ending carrying value	24,910	26,905	27,538	25,686	27,378
Other Invested Assets (1)
Investment income	271	247	327	324	295
Investment gains (losses) (3)	(6)	(63)	(10)	3	(61)
Ending carrying value	27,095	31,834	30,278	23,185	19,724
Total Investments
Investment income yield (1)	4.55%	4.61%	4.78%	4.61%	4.70%
Investment fees and expenses yield	(0.16)%	(0.14)%	(0.13)%	(0.13)%	(0.14)%
Net Investment Income Yield (1), (3)	4.39%	4.47%	4.65%	4.48%	4.56%
Investment income	$5,039	$5,031	$5,309	$5,101	$5,152
Investment fees and expenses	(167)	(150)	(149)	(148)	(157)
Net investment income including Divested businesses and Lag elimination	4,872	4,881	5,160	4,953	4,995
Less: Net investment income from Divested businesses and Lag elimination	166	-	-	-	-
Net Investment Income (3)	$4,706	$4,881	$5,160	$4,953	$4,995
Ending Carrying Value (3)	$523,955	$546,753	$550,522	$504,821	$510,409
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(127)	$24	$97	$(246)	$(97)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	(3)	-	-	-	-
Investment Portfolio Gains (Losses) (3)	$(124)	$24	$97	$(246)	$(97)
Gross investment gains	$481	$404	$350	$360	$252
Gross investment losses	(383)	(158)	(177)	(533)	(312)
Writedowns	(222)	(222)	(76)	(73)	(37)
Investment Portfolio Gains (Losses) (3)	(124)	24	97	(246)	(97)
Investment portfolio gains (losses) income tax (expense) benefit	111	(12)	(6)	69	38
Investment Portfolio Gains (Losses), Net of Income Tax	$(13)	$12	$91	$(177)	$(59)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$1,109	$(2,284)	$(1,270)	$(5,189)	$(1,134)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	149	-	-	-	-
Derivative gains (losses) (3)	960	(2,284)	(1,270)	(5,189)	(1,134)
Derivative gains (losses) income tax (expense) benefit	(326)	830	436	1,767	420
Derivative Gains (Losses), Net of Income Tax	$634	$(1,454)	$(834)	$(3,422)	$(714)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,101 million, $648 million, $721 million, $611 million and $649 million in ending carrying value, and $6 million, $10 million, $25 million, ($4) million and $29 million of investment income related to fair value option securities at or for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $13,882 million, $13,657 million, $14,000 million, $13,304 million and $13,743 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $10 million, $9 million, $9 million, $8 million and $7 million and mortgage loans of $169 million, $159 million, $143 million, $136 million and $129 million and cash and short-term investments of $1 million, $0, $0, $1 million and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$(127)	$24	$97	$(246)	$(97)
Operating joint venture adjustments	(5)	-	-	(1)	1
Net investment gains (losses) related to CSEs	2	(1)	(1)	-	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	145	243	161	(120)	104
Net investment gains (losses) - GAAP basis	$15	$266	$257	$(367)	$8

	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$1,109	$(2,284)	$(1,270)	$(5,189)	$(1,134)
Investment hedge adjustments	221	188	226	243	214
Settlement of foreign currency earnings hedges	4	(3)	(7)	2	(6)
PAB hedge adjustments	1	-	-	(1)	-
Net derivative gains (losses) - GAAP basis	$1,335	$(2,099)	$(1,051)	$(4,945)	$(926)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Fixed Maturity Securities
Yield (1)	4.43%	4.41%	4.40%	4.39%	4.35%
Investment income (2), (3), (4)	$3,628	$7,167	$10,740	$14,217	$3,414
Investment gains (losses) (3)	20	171	333	26	(40)
Ending carrying value (2), (3)	373,082	388,156	391,163	351,500	356,177
Mortgage Loans
Yield (1)	4.68%	4.81%	4.74%	4.64%	4.48%
Investment income (3), (4)	807	1,658	2,464	3,258	845
Investment gains (losses) (3)	(64)	(162)	(193)	(224)	(15)
Ending carrying value (3)	68,482	69,240	71,013	74,409	76,412
Real Estate and Real Estate Joint Ventures
Yield (1)	3.39%	3.11%	3.99%	3.92%	3.68%
Investment income (3)	76	139	269	353	85
Investment gains (losses) (3)	2	47	33	148	(1)
Ending carrying value	8,733	9,063	9,186	9,041	9,464
Policy Loans
Yield (1)	5.19%	5.21%	5.24%	5.23%	5.23%
Investment income	149	296	444	589	145
Ending carrying value	11,257	11,240	11,177	11,028	11,115
Equity Securities
Yield (1)	5.02%	4.78%	4.83%	4.88%	4.92%
Investment income	37	70	105	140	34
Investment gains (losses)	(45)	(48)	(40)	(48)	35
Ending carrying value	3,374	3,333	3,289	3,194	3,377
Other Limited Partnership Interests
Yield (1)	2.71%	4.78%	8.21%	9.24%	17.52%
Investment income	46	166	429	641	297
Investment gains (losses)	(27)	(41)	(50)	(71)	(17)
Ending carrying value	7,022	6,982	6,878	6,778	6,762
Cash and Short-term Investments
Yield (1)	0.99%	1.10%	1.07%	1.03%	1.07%
Investment income	25	56	83	113	37
Investment gains (losses)	(7)	(1)	(10)	(7)	2
Ending carrying value	24,910	26,905	27,538	25,686	27,378
Other Invested Assets (1)
Investment income	271	518	845	1,169	295
Investment gains (losses) (3)	(6)	(69)	(79)	(76)	(61)
Ending carrying value	27,095	31,834	30,278	23,185	19,724
Total Investments
Investment income yield (1)	4.55%	4.58%	4.65%	4.64%	4.70%
Investment fees and expenses yield	(0.16)%	(0.15)%	(0.14)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.39%	4.43%	4.51%	4.50%	4.56%
Investment income	$5,039	$10,070	$15,379	$20,480	$5,152
Investment fees and expenses	(167)	(317)	(466)	(614)	(157)
Net investment income including Divested businesses and Lag elimination	4,872	9,753	14,913	19,866	4,995
Less: Net investment income from Divested businesses and Lag elimination	166	166	166	166	—
Net Investment Income (3)	$4,706	$9,587	$14,747	$19,700	$4,995
Ending Carrying Value (3)	$523,955	$546,753	$550,522	$504,821	$510,409
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(127)	$(103)	$(6)	$(252)	$(97)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	(3)	(3)	(3)	(3)	—
Investment Portfolio Gains (Losses) (3)	$(124)	$(100)	$(3)	$(249)	$(97)
Gross investment gains	$481	$885	$1,235	$1,595	$252
Gross investment losses	(383)	(541)	(718)	(1,251)	(312)
Writedowns	(222)	(444)	(520)	(593)	(37)
Investment Portfolio Gains (Losses) (3)	(124)	(100)	(3)	(249)	(97)
Investment portfolio gains (losses) income tax (expense) benefit	111	99	93	162	38
Investment Portfolio Gains (Losses), Net of Income Tax	$(13)	$(1)	$90	$(87)	$(59)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$1,109	$(1,175)	$(2,445)	$(7,634)	$(1,134)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	149	149	149	149	—
Derivative gains (losses) (3)	960	(1,324)	(2,594)	(7,783)	(1,134)
Derivative gains (losses) income tax (expense) benefit	(326)	504	940	2,707	420
Derivative Gains (Losses), Net of Income Tax	$634	$(820)	$(1,654)	$(5,076)	$(714)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,101 million, $648 million, $721 million, $611 million and $649 million in ending carrying value, and $6 million, $16 million, $41 million, $37 million and $29 million of investment income related to fair value option securities at or for the year-to-date period ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $13,882 million, $13,657 million, $14,000 million, $13,304 million and $13,743 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $10 million, $9 million, $9 million, $8 million and $7 million, mortgage loans of $169 million, $159 million, $143 million, $136 million and $129 million and cash and short-term investments of $1 million, $0, $0, $1 million and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$(127)	$(103)	$(6)	$(252)	$(97)
Operating joint venture adjustments	(5)	(5)	(5)	(6)	1
Net investment gains (losses) related to certain CSEs	2	1	-	-	-
Other gains (losses) reported in net investment gains (losses) on GAAP basis	145	388	549	429	104
Net investment gains (losses) - GAAP basis	$15	$281	$538	$171	$8

	For the Year-to-Date Period Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$1,109	$(1,175)	$(2,445)	$(7,634)	$(1,134)
Investment hedge adjustments	221	409	635	878	214
Settlement of foreign currency earnings hedges	4	1	(6)	(4)	(6)
PAB hedge adjustments	1	1	1	-	-
Net derivative gains (losses) - GAAP basis	$1,335	$(764)	$(1,815)	$(6,760)	$(926)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,850	77.1%	$2,599	77.0%	$2,239	79.8%	$4,052	82.9%	$3,713	87.7%
20% or more for less than six months	376	10.1%	358	10.6%	245	8.7%	551	11.3%	339	8.0%
20% or more for six months or greater	472	12.8%	418	12.4%	321	11.5%	282	5.8%	182	4.3%
Total Gross Unrealized Losses	$3,698	100.0%	$3,375	100.0%	$2,805	100.0%	$4,885	100.0%	$4,234	100.0%

Total Gross Unrealized Gains	$32,267		$40,062		$39,334		$25,420		$25,777

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$28	23.9%	$23	28.0%	$13	21.3%	$18	28.6%	$30	88.2%
20% or more for less than six months	40	34.2%	9	11.0%	10	16.4%	10	15.9%	2	5.9%
20% or more for six months or greater	49	41.9%	50	61.0%	38	62.3%	35	55.5%	2	5.9%
Total Gross Unrealized Losses	$117	100.0%	$82	100.0%	$61	100.0%	$63	100.0%	$34	100.0%

Total Gross Unrealized Gains	$481		$501		$512		$513		$492

(1)          MetLife’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$102,096	27.4%	$104,615	27.0%	$105,676	27.1%	$100,853	28.7%	$100,913	28.4%
Foreign government securities		56,656	15.2%	62,261	16.1%	63,765	16.3%	57,138	16.3%	60,438	17.0%
Foreign corporate securities		59,091	15.9%	59,212	15.3%	60,419	15.5%	57,057	16.3%	58,465	16.4%
U.S. government and agency securities		64,991	17.5%	69,737	18.0%	69,785	17.9%	57,523	16.4%	56,880	16.0%
Residential mortgage-backed securities		43,029	11.6%	44,598	11.5%	45,309	11.6%	36,993	10.5%	37,604	10.6%
State and political subdivision securities		16,539	4.4%	17,410	4.5%	17,463	4.5%	16,176	4.6%	16,225	4.6%
Asset-backed securities		16,202	4.4%	16,518	4.2%	15,584	3.9%	13,877	4.0%	13,809	3.9%
Commercial mortgage-backed securities		13,377	3.6%	13,157	3.4%	12,441	3.2%	11,272	3.2%	11,194	3.1%
Total Fixed Maturity Securities Available-For-Sale		$371,981	100.0%	$387,508	100.0%	$390,442	100.0%	$350,889	100.0%	$355,528	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$270,295	72.7%	$284,264	73.4%	$284,526	72.9%	$249,066	71.0%	$252,358	71.0%
2	Baa	80,082	21.5%	81,120	20.9%	83,601	21.4%	81,097	23.1%	82,644	23.2%
3	Ba	15,288	4.1%	14,987	3.9%	15,040	3.9%	14,322	4.1%	14,236	4.0%
4	B	5,121	1.4%	5,865	1.5%	5,954	1.5%	5,494	1.6%	5,339	1.5%
5	Caa and lower	1,136	0.3%	1,157	0.3%	1,277	0.3%	904	0.2%	950	0.3%
6	In or near default	59	- %	115	- %	44	- %	6	- %	1	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$371,981	100.0%	$387,508	100.0%	$390,442	100.0%	$350,889	100.0%	$355,528	100.0%

(1)          Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017

Commercial mortgage loans	$45,445		$45,165		$45,801		$48,035		$49,101
Agricultural mortgage loans	13,226		13,434		14,141		14,456		14,754
Residential mortgage loans	10,192		11,108		11,401		12,262		12,910
Total Mortgage Loans	68,863		69,707		71,343		74,753		76,765
Valuation allowances	(381)		(467)		(330)		(344)		(353)
Total Mortgage Loans, net	$68,482		$69,240		$71,013		$74,409		$76,412
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 30, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,360	22.8%	$10,183	22.5%	$9,661	21.1%	$11,254	23.4%	$11,707	23.8%
Middle Atlantic	8,072	17.8%	8,291	18.4%	8,435	18.4%	8,708	18.1%	8,862	18.0%
International	8,264	18.2%	8,114	18.0%	8,169	17.8%	8,084	16.8%	8,260	16.8%
South Atlantic	6,167	13.6%	5,765	12.8%	6,031	13.2%	6,304	13.1%	6,211	12.6%
West South Central	4,190	9.2%	4,228	9.4%	4,303	9.4%	4,271	8.9%	4,254	8.7%
East North Central	2,217	4.9%	2,115	4.7%	2,303	5.0%	2,447	5.1%	2,691	5.5%
Mountain	1,297	2.8%	1,549	3.4%	1,548	3.4%	1,460	3.0%	1,459	3.0%
New England	1,581	3.5%	1,423	3.1%	1,417	3.1%	1,414	3.0%	1,408	2.9%
West North Central	511	1.1%	509	1.1%	506	1.1%	599	1.3%	581	1.2%
East South Central	630	1.4%	618	1.4%	633	1.4%	436	0.9%	547	1.1%
Multi-Region and Other	2,156	4.7%	2,370	5.2%	2,795	6.1%	3,058	6.4%	3,121	6.4%
Total	$45,445	100.0%	$45,165	100.0%	$45,801	100.0%	$48,035	100.0%	$49,101	100.0%

Office	$22,037	48.5%	$22,055	48.8%	$22,552	49.2%	$23,843	49.6%	$24,724	50.3%
Retail	10,793	23.7%	11,109	24.6%	10,424	22.8%	10,619	22.1%	10,531	21.5%
Apartment	5,651	12.4%	5,872	13.0%	5,989	13.1%	5,870	12.2%	6,024	12.3%
Hotel	4,633	10.2%	4,048	9.0%	4,197	9.1%	4,367	9.1%	4,412	9.0%
Industrial	2,214	4.9%	2,008	4.4%	2,415	5.3%	2,998	6.3%	3,110	6.3%
Other	117	0.3%	73	0.2%	224	0.5%	338	0.7%	300	0.6%
Total	$45,445	100.0%	$45,165	100.0%	$45,801	100.0%	$48,035	100.0%	$49,101	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017

Reconciliation to Operating Earnings
Income (loss) from continuing operations, net of income tax	$2,203	$114	$573	$(2,086)	$829	$2,203	$829
Less: adjustments from income (loss) from continuing operations, net of income tax, to operating earnings:
Net investment gains (losses)	15	266	257	(367)	8	15	8
Net derivative gains (losses)	1,335	(2,099)	(1,051)	(4,945)	(926)	1,335	(926)
Premiums - Divested businesses and Lag elimination	426	-	-	-	-	426	-
Universal life and investment-type product policy fees
Unearned revenue adjustments	25	9	(6)	-	-	25	-
GMIB fees	101	104	103	103	101	101	101
Divested businesses and Lag elimination	67	-	-	-	-	67	-
Net investment income
Investment hedge adjustments	(221)	(188)	(226)	(243)	(214)	(221)	(214)
Operating joint venture adjustments	5	-	-	1	(1)	5	(1)
Unit-linked contract income	(97)	191	529	327	416	(97)	416
Securitization entities income	-	3	1	(1)	-	-	-
Divested businesses and Lag elimination	166	-	-	-	-	166	-
Other revenues
Settlement of foreign currency earnings hedges	(4)	3	7	(2)	6	(4)	6
Divested businesses and Lag elimination	4	-	-	-	-	4	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation and pass through adjustments	(71)	(66)	21	198	(26)	(71)	(26)
GMIB costs	(6)	(137)	(304)	(371)	(316)	(6)	(316)
Market value adjustments	(17)	(10)	(12)	(10)	(6)	(17)	(6)
Divested businesses and Lag elimination	(306)	-	-	1	-	(306)	-
Interest credited to policyholder account balances
PAB hedge adjustments	(1)	-	-	1	-	(1)	-
Unit-linked contract costs	77	(186)	(505)	(318)	(402)	77	(402)
Divested businesses and Lag elimination	(101)	-	-	-	-	(101)	-
Capitalization of DAC - Divested businesses and Lag elimination	105	-	-	-	-	105	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	(6)	1,087	209	338	241	(6)	241
Related to GMIB fees and GMIB costs	(36)	(193)	56	80	71	(36)	71
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	(72)	-	-	-	-	(72)	-
Amortization of negative VOBA
Related to market value adjustments	10	6	5	4	3	10	3
Divested businesses and Lag elimination	22	-	-	-	-	22	-
Interest expense on debt
Securitization entities debt expense	-	(3)	(1)	1	-	-	-
Divested businesses and Lag elimination	-	-	-	-	-	-	-
Other operating expenses
Noncontrolling interest	5	4	(7)	4	4	5	4
Regulatory implementation costs	-	-	-	(1)	-	-	-
Acquisition, integration and other costs	(6)	(16)	(11)	(31)	(8)	(6)	(8)
Divested businesses and Lag elimination	(254)	(130)	(52)	(101)	(102)	(254)	(102)
Goodwill impairment	-	-	(260)	-	-	-	-
Provision for income tax (expense) benefit	(297)	499	393	1,786	428	(297)	428
Operating earnings	$1,335	$970	$1,427	$1,460	$1,552	$1,335	$1,552

(1)          For the three months and year-to-date period ended March 31, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(86)	$(9)	$22	$-	$15	$(86)	$15
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	(45)	(45)
Actuarial assumption review and other insurance adjustments	-	(462)	(319)	(58)	34	-	34
Litigation reserves & settlement costs	-	-	-	-	(44)	-	(44)
Tax adjustments	10	-	-	-	-	10	-
Expense initiative costs	-	-	-	(28)	(21)	-	(21)
Total notable items	$(121)	$(486)	$(281)	$(86)	$(61)	$(121)	$(61)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(33)	$-	$1	$-	$22	$(33)	$22
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	(45)	(45)
Actuarial assumption review and other insurance adjustments	-	(25)	-	-	-	-	-
Total notable items	$(78)	$(40)	$17	$-	$(23)	$(78)	$(23)

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(1)	$(2)	$12	$-	$3	$(1)	$3
Total notable items	$(1)	$(2)	$12	$-	$3	$(1)	$3

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(25)	$2	$(11)	$-	$17	$(25)	$17
Actuarial assumption review and other insurance adjustments	-	(25)	-	-	-	-	-
Total notable items	$(25)	$(23)	$(11)	$-	$17	$(25)	$17

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(7)	$-	$-	$-	$2	$(7)	$2
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	(45)	(45)
Total notable items	$(52)	$(15)	$16	$-	$(43)	$(52)	$(43)

(1)          These notable items represent a positive (negative) impact to operating earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan, such as 2017 expense initiative costs, to help investors have a better understanding of Company results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)
ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(20)	$(10)	$(11)	$-	$(3)	$(20)	$(3)
Actuarial assumption review and other insurance adjustments	-	(44)	(14)	-	-	-	-
Tax adjustments	20	-	-	-	-	20	-
Total notable items	$-	$(54)	$(25)	$-	$(3)	$-	$(3)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(3)	$(2)	$(1)	$-	$(1)	$(3)	$(1)
Actuarial assumption review and other insurance adjustments	-	-	8	-	-	-	-
Tax adjustments	(10)	-	-	-	-	(10)	-
Total notable items	$(13)	$(2)	$7	$-	$(1)	$(13)	$(1)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Actuarial assumption review and other insurance adjustments	$-	$-	$(16)	$-	$-	$-	$-
Total notable items	$-	$-	$(16)	$-	$-	$-	$-

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(8)	$11	$22	$-	$1	$(8)	$1
Actuarial assumption review and other insurance adjustments	-	(315)	(52)	(91)	76	-	76
Total notable items	$(8)	$(304)	$(30)	$(91)	$77	$(8)	$77

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(4)	$1	$(6)	$-	$(4)	$(4)	$(4)
Litigation reserves & settlement costs	-	-	-	-	(44)	-	(44)
Expense initiative costs	-	-	-	(28)	(21)	-	(21)
Total notable items	$(4)	$1	$(6)	$(28)	$(69)	$(4)	$(69)

BRIGHTHOUSE FINANCIAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	March 31, 2016	March 31, 2017
Variable investment income	$(18)	$(9)	$17	$-	$-	$(18)	$-
Actuarial assumption review and other insurance adjustments	-	(78)	(245)	33	(42)	-	(42)
Total notable items	$(18)	$(87)	$(228)	$33	$(42)	$(18)	$(42)

(1)          These notable items represent a positive (negative) impact to operating earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan, such as 2017 expense initiative costs, to help investors have a better understanding of Company results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Total MetLife, Inc.’s stockholders’ equity	$75,775	$79,179	$78,286	$67,309	$67,929
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	73,709	77,113	76,220	65,243	65,863
Less: Net unrealized investment gains (losses), net of income tax	17,171	20,635	19,657	12,631	13,189
Defined benefit plans adjustment, net of income tax	(2,024)	(1,983)	(2,121)	(1,972)	(1,951)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	58,562	58,461	58,684	54,584	54,625
Less: Goodwill, net of income tax	9,555	9,670	9,442	9,112	9,209
VODA and VOCRA, net of income tax	483	470	448	404	386
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$48,524	$48,321	$48,794	$45,068	$45,030

Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017

Book value per common share (1)	$67.10	$70.18	$69.35	$59.56	$60.91
Less: Net unrealized investment gains (losses), net of income tax	15.63	18.78	17.88	11.53	12.20
Defined benefit plans adjustment, net of income tax	(1.84)	(1.80)	(1.93)	(1.80)	(1.81)
Book value per common share, excluding AOCI other than FCTA (1)	53.31	53.20	53.40	49.83	50.52
Less: Goodwill, net of income tax	8.70	8.79	8.59	8.32	8.52
VODA and VOCRA, net of income tax	0.44	0.43	0.41	0.37	0.36
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$44.17	$43.98	$44.40	$41.14	$41.64

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	December 31, 2016

Return on MetLife, Inc.’s:
Common stockholders’ equity	12.6%	0.3%	3.0%	(12.1)%	5.0%	1.0%
Common stockholders’ equity, excluding AOCI other than FCTA	15.3%	0.4%	3.9%	(15.1)%	6.0%	1.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	18.6%	0.6%	4.8%	(18.1)%	7.4%	1.6%

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	7.6%	4.9%	7.4%	8.0%	9.4%	7.1%
Common stockholders’ equity, excluding AOCI other than FCTA	9.3%	6.3%	9.7%	10.0%	11.3%	8.9%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	11.3%	7.7%	11.8%	12.2%	13.8%	10.8%

Average common stockholders’ equity	$69,796	$75,411	$76,667	$70,732	$65,553	$71,634
Average common stockholders’ equity, excluding AOCI other than FCTA	$57,362	$58,512	$58,573	$56,634	$54,605	$57,291
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$47,439	$48,423	$48,558	$46,931	$45,049	$47,412

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017 of $12 million, $12 million, $12 million, $11 million and $11 million, respectively, and for the year ended December 31, 2016 of $47 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2), (3) RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S.
GROUP BENEFITS	29.5%	40.9%	24.7%	(9.6)%	23.0%
RETIREMENT AND INCOME SOLUTIONS	10.9%	21.8%	16.6%	11.3%	11.1%
PROPERTY & CASUALTY	11.0%	(0.7)%	20.9%	15.6%	6.7%
TOTAL U.S.	15.9%	24.6%	19.2%	6.2%	13.6%
ASIA	31.3%	27.9%	13.0%	(21.7)%	15.3%
LATIN AMERICA	18.4%	11.1%	19.0%	32.7%	31.2%
EMEA	9.1%	11.8%	14.1%	3.2%	10.0%
METLIFE HOLDINGS	17.3%	6.0%	(2.2)%	(14.4)%	11.5%

RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S.	17.5%	27.0%	21.1%	6.8%	15.8%
ASIA	53.7%	48.0%	22.5%	(37.2)%	24.4%
LATIN AMERICA	29.1%	17.6%	30.2%	51.9%	53.8%
EMEA	15.6%	20.2%	24.2%	6.0%	16.3%
METLIFE HOLDINGS	18.3%	6.5%	(2.1)%	(14.9)%	12.8%

OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S.
GROUP BENEFITS	19.7%	25.7%	25.8%	24.1%	27.6%
RETIREMENT AND INCOME SOLUTIONS	14.2%	15.3%	18.1%	17.6%	20.2%
PROPERTY & CASUALTY	7.8%	(0.7)%	20.5%	15.2%	6.2%
TOTAL U.S.	15.0%	16.4%	20.4%	19.1%	19.7%
ASIA	11.0%	9.4%	11.7%	12.8%	9.4%
LATIN AMERICA	19.7%	17.9%	17.3%	15.9%	19.5%
EMEA	7.8%	7.9%	9.2%	8.9%	9.3%
METLIFE HOLDINGS	9.6%	(1.2)%	9.6%	7.2%	13.7%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S.	16.5%	18.0%	22.4%	21.0%	22.9%
ASIA	19.0%	16.2%	20.2%	22.1%	15.0%
LATIN AMERICA	31.2%	28.3%	27.5%	25.2%	33.6%
EMEA	13.5%	13.8%	15.8%	15.6%	15.3%
METLIFE HOLDINGS	10.3%	(1.1)%	10.2%	7.7%	15.3%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2016	2017	2016	2017
U.S.
GROUP BENEFITS		$2,884	$2,816
RETIREMENT AND INCOME SOLUTIONS		6,813	5,538
PROPERTY & CASUALTY		1,130	1,862
TOTAL U.S.		$10,827	$10,216	$9,855	$8,792
ASIA		$11,045	$12,587	$6,431	$7,898
LATIN AMERICA		$3,070	$2,933	$1,935	$1,704
EMEA		$3,226	$3,210	$1,919	$2,017
METLIFE HOLDINGS		$11,082	$11,247	$10,586	$10,179

(3)          Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore, return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(4)          Net income (loss) available to MetLife, Inc.‘s common shareholders used to calculate the return on allocated tangible equity and operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-
EMEA	$2	$2	$2	$3	$2
METLIFE HOLDINGS	$5	$5	$5	$5	$5

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES, OTHER OPERATING EXPENSES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S. (1)	$5,474	$5,612	$6,373	$5,815	$5,654
ASIA	2,055	1,997	2,056	2,078	2,084
LATIN AMERICA	866	878	862	911	916
EMEA	583	593	588	612	614
METLIFE HOLDINGS (1)	1,656	1,686	1,555	1,626	1,517
CORPORATE & OTHER (1)	(78)	(319)	(19)	(180)	(36)
BRIGHTHOUSE FINANCIAL (1)	1,337	1,487	1,300	1,324	1,135
Total operating premiums, fees and other revenues on a constant currency basis	$11,893	$11,934	$12,715	$12,186	$11,884
Total operating premiums, fees and other revenues	$11,905	$12,074	$12,949	$12,250	$11,884

ASIA (including operating joint ventures) (2), (3)	$2,211	$2,144	$2,215	$2,259	$2,271

OTHER OPERATING EXPENSES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S. (1)	$942	$918	$912	$934	$909
ASIA	862	847	860	908	875
LATIN AMERICA	313	315	327	370	326
EMEA	318	317	316	318	316
METLIFE HOLDINGS (1)	596	864	401	531	340
CORPORATE & OTHER (1)	54	(214)	(3)	(29)	90
BRIGHTHOUSE FINANCIAL (1)	624	555	560	599	612
Total other operating expenses on a constant currency basis	$3,709	$3,602	$3,373	$3,631	$3,468
Total other operating expenses	$3,710	$3,659	$3,467	$3,653	$3,468

ASIA (including operating joint ventures) (2), (3)	$919	$906	$928	$976	$948

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
U.S. (1)	$406	$443	$552	$516	$503
ASIA	311	253	309	347	295
LATIN AMERICA	142	130	129	119	143
EMEA	56	55	68	70	75
METLIFE HOLDINGS (1)	267	(33)	266	199	385
CORPORATE & OTHER (1)	(190)	(243)	4	(178)	(99)
BRIGHTHOUSE FINANCIAL (1)	327	297	68	330	244
Total operating earnings available to common shareholders on a constant currency basis	$1,319	$902	$1,396	$1,403	$1,546
Total operating earnings available to common shareholders	$1,329	$924	$1,421	$1,415	$1,546
(1) Amounts on a reported basis, as constant currency impact is not significant.

(2)          Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.‘s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	operating earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	operating earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(viii)	operating return on equity	(viii)	return on equity
(ix)	investment portfolio gains (losses)	(ix)	net investment gains (losses)
(x)	derivative gains (losses)	(x)	net derivative gains (losses)
(xi)	MetLife, Inc.’s tangible common stockholders’ equity	(xi)	MetLife, Inc.’s stockholders’ equity
(xii)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xii)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings and related measures

•	operating earnings;
•	operating earnings available to common shareholders; and
•	operating earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses

These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the three months and year-to-date period ended March 31, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses or goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within operating earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
•

MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity.
•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity.
•

Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of operating earnings and other financial measures based on operating earnings mentioned above.

•

MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•

Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.
The following additional information is relevant to an understanding of our performance results:
•

Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements